Finance Costs and Finance Income (Tables)	12 Months Ended
Dec. 31, 2020
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Summary of Finance Costs and Finance Income

	2020 $m	2019 $m	2018 $m
Finance costs
Interest payable on borrowings	381	374	393
Net cost on interest rate and currency swaps	2	15	9
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	(97)	(72)	15
- currency swaps and forward contracts	2	2	(5)
- fixed rate debt (i)	80	68	(19)
Net loss on interest rate swaps not designated as hedges	-	-	6
Net loss on non-derivative financial instruments	21	-	-
Net finance cost on gross debt including related derivatives	389	387	399

Finance income
Interest receivable on loans to joint ventures and associates	-	(5)	(4)
Interest receivable on cash and cash equivalents and other	-	(17)	(35)
Finance income	-	(22)	(39)

Finance costs less income	389	365	360

Other financial expense
Unwinding of discount element of lease liabilities (note 22)	68	69	-
Unwinding of discount element of provisions for liabilities (note 28)	21	25	24
Unwinding of discount applicable to deferred and contingent acquisition consideration	21	16	18
Unwinding of discount applicable to deferred divestment proceeds	(24)	-	-
Unwinding of discount applicable to leased mineral reserves	4	-	-
Pension-related finance cost (net) (note 30)	11	15	12
Net other financial expense	101	125	54

Total net finance costs (ii)	490	490	414

(i)
The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each reporting period.

(ii)	Net finance costs in 2019 and 2018, including discontinued operations, amounted to $498 million and $414 million respectively.